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                                                                   EXHIBIT 10.4

                               JO-ANN STORES, INC.

       LIST OF EXECUTIVE OFFICERS WHO PARTICIPATE IN THE REGISTRANT'S 1979
                    SUPPLEMENTAL RETIREMENT PLAN, AS AMENDED



         Dave Bolen
         Brian Carney
         Valerie Gentile Sachs
         Rosalind Thompson